                                                                    Exhibit 10.2






                       INKINE PHARMACEUTICAL COMPANY, INC.

                               SEVERANCE PAY PLAN

                                       AND

                            SUMMARY PLAN DESCRIPTION

                                  INTRODUCTION


     The purpose of the InKine Pharmaceutical Company, Inc. Severance Pay Plan (the "Plan") is to provide payments on a discretionary basis to certain employees of InKine Pharmaceutical Company, Inc. ("InKine") whose employment is terminated as a result of a Change of Control (as defined below). This document is designed to serve as both the Plan document and the summary plan description for the Plan. The legal rights and obligations of any person having an interest in the Plan are determined solely by the provisions of the Plan.

     The Plan is intended to alleviate some of the financial hardship that eligible employees may experience when their employment is terminated as a result of a Change of Control (as defined below). In essence, benefits under the Plan are intended to be supplemental unemployment benefits.

     InKine, as the Plan sponsor, has the sole discretion to determine whether an employee may be considered eligible for benefits under the Plan. Nothing in the Plan will be construed to give any employee the right to receive severance payments or to continue in the employment of InKine. The Plan is unfunded, has no trustee and is administered by the Plan Administrator. The Plan is intended to be an "employee welfare benefit plan" within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and 29 C.F.R. ss.2510.3-2(b). Please review the section entitled "Amendment and Termination of the Plan" regarding InKine's reservation of future rights.

         THIS PLAN SUPERSEDES ALL PRIOR SEVERANCE PAY PLANS, POLICIES, OR PRACTICES, WHETHER FORMAL OR INFORMAL, WRITTEN OR UNWRITTEN, OF INKINE.




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GENERAL INFORMATION

1.       PLAN NAME:

                  InKine Pharmaceutical Company, Inc. Severance Pay Plan.

2.       PLAN NUMBER:

                  503

3.       PLAN SPONSOR:

                  InKine Pharmaceutical Company, Inc.
                  1787 Sentry Parkway West
                  Blue Bell, PA 19422

4.       PLAN SPONSOR EMPLOYER IDENTIFICATION NUMBER:

                  13-3754005

5.       TYPE OF PLAN:

                  Welfare Benefit-Severance Pay Plan.

6.       PLAN ADMINISTRATOR:

                  Chief Financial Officer
                  c/o InKine Pharmaceutical Company, Inc.
                  1787 Sentry Parkway West
                  Blue Bell, PA 19422

7.       AGENT FOR SERVICE OF LEGAL PROCESS:

                  Chief Financial Officer
                  c/o InKine Pharmaceutical Company, Inc.
                  1787 Sentry Parkway West
                  Blue Bell, PA 19422

8.       SOURCES OF CONTRIBUTIONS:

                  The Plan is unfunded and InKine Pharmaceutical Company, Inc. shall pay the cost for coverage.

9.       TYPE OF ADMINISTRATION:

                  The Plan is administered by the Plan Administrator with benefits provided in accordance with the provisions of this Plan document.

10.      RECORDKEEPING:

                  The Plan and its records are kept on a calendar year basis, January 1 through December 31.

DEFINITIONS

CAUSE: A finding by the Company that you (i) have violated the Company's code of conduct, (ii) have violated the Company's anti-harassment policy, (iii) engaged in theft; (iv) have willfully neglected job responsibilities, including any act or omission which results in violation of applicable federal law, (v) have breached any written non-competition or non-solicitation agreement between you and the Company, or (vi) have disclosed trade secrets or confidential information of the Company to any person not entitled to receive such information.

CHANGE OF CONTROL: For purposes of this Plan, a Change of Control shall be deemed to have occurred:

         (a) If any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors; or

         (b) Upon the consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

CODE: Internal Revenue Code of 1986, as amended.

COMPANY: InKine Pharmaceutical Company, Inc.

COMPARABLE JOB: A job with no decrease in annualized base salary, and which would require you to report to a principal business location that is less than 50 miles from your current principal business location. The Plan Administrator will have the sole discretion to determine whether a job is a Comparable Job for purposes of the Plan.

DISABILITY: A Participant is disabled under the Company-sponsored long-term disability plan applicable to the Participant.

EMPLOYMENT TERMINATION DATE: The date on which your employment relationship with the Company is involuntarily terminated by the Company.

RELEASE: The release and discharge of the Company and all affiliated persons and entities from any and all claims, demands and causes of action, other than as to as to any vested benefits to which the Participant may be entitled under any Company benefit plan, which will be in such form as may be proscribed by the Company, acting as Plan sponsor and not as a fiduciary, from time to time and with such modifications as the Company deems appropriate for the Participant's particular situation. A form of Release is attached as Exhibit A.

SEVERANCE PAY: The amount to be offered to you if you incur a Termination Due to a Change of Control.

SUCCESSOR COMPANY: In the event of a sale of the Company or all or part of the assets of the Company, either through a sale or exchange of stock or assets, or the outsourcing of a division, department, business unit or function of the Company, the buyer of the assets or stock, or the company to which the division, department, business unit or function has been outsourced.

TERMINATION DUE TO A CHANGE OF CONTROL: The involuntary termination of your employment by the Company for any reason other than Cause (a) on or within the one-year period following a Change of Control or (b) as a result of your rejection of an offer of continued employment with the Company or a Successor Company if such employment is not a Comparable Job. To incur a Termination Due to a Change of Control, you must remain employed with the Company through the 90th day following the date the Change of Control is consummated; provided, however, that if the Company has entered into a definitive agreement with an unrelated third party, which if consummated, would result in a Change of Control, and you are terminated without Cause prior to the date the Change of Control is consummated, you will be deemed to have incurred a Termination Due to a Change of Control.

COVERAGE

         All regular, active, full-time employees of the Company, other than (i) any employee party to any written agreement or offer letter providing cash severance benefits for any termination of employment covered by this Plan, (ii) temporary employees, (iii) any individual characterized by the Company as an "independent contractor," and (iv) any other individual who is not treated by the Company as an employee for purposes of withholding federal income taxes, regardless of any contrary Internal Revenue Service, governmental or judicial determination relating to such employment status or tax withholding. In the event that an individual engaged in an independent contractor or similar non-employee capacity is subsequently reclassified by the Company, the Internal Revenue Service or a court as an employee, such individual, for purposes of this Plan, will be deemed an employee from the actual (and not effective) date of such classification, unless expressly provided otherwise by the Company.

ELIGIBILITY

         A.       WHEN YOU ARE ELIGIBLE
                  ---------------------

         You are ELIGIBLE for Basic Severance Pay if: (a) you are terminated on account of a Termination Due to a Change of Control and (b) you sign and do not revoke a Release.

         The foregoing circumstance in no way limits the right of the Company to
(i) terminate your employment and (ii) to provide severance under other circumstances, in each case, as determined by the Company in its sole and absolute discretion.

         B.       WHEN YOU ARE NOT ELIGIBLE
                  -------------------------

         You are NOT ELIGIBLE for severance pay in any of the following circumstances:

                  1.       You voluntarily resign, including retirement.

                  2. You are terminated on account of a Termination Due to a Change of Control and you are offered a Comparable Job with the Company or a Successor Company and you refuse the job.

                  3. You are terminated on account of a Termination Due to a Change of Control and you are offered a non-Comparable Job with the Company or a Successor Company and you accept the job.

                  4. You are discharged involuntarily for problems in your job performance, violation of Company rules, or for Cause, or the Company discovers following your Employment Termination Date that you engaged in conduct that constitutes Cause during or after your employment with the Company.

                  5.       You are covered by a collective bargaining agreement.

                  6. You leave the employment of the Company under any other circumstances not specifically listed under Section A (When You Are Eligible).

     Notwithstanding any provision of the Plan to the contrary, the Company, in its sole discretion and acting as the Plan sponsor and not as a fiduciary, reserves the right (a) to determine whether an employee satisfies the eligibility requirements for severance benefits, (b) to award severance benefits to a terminated employee not otherwise eligible, (c) to deny benefits to an employee otherwise eligible, (d) to award benefits to any terminated employee in a greater or lesser amount than provided for in the Plan, or (e) to pay out benefits in a manner or on a schedule other than provided for in the Plan.

SEVERANCE BENEFITS

     If you are selected to receive Severance Pay under the Plan, as determined by the Company, the benefit for which you may be eligible shall be based upon your years of service or any other factors determined to be relevant by the Company, in its sole discretion.





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     In the absence of any other determination by the Company, the amount of
     Severance Pay for a Termination Due to a Change of Control will be determined as follows:

         (i) If your official title is below Manager as of your Employment Termination Date, you shall receive severance pay equal to twelve (12) weeks of your weekly base pay (as defined below).

         (ii) If your official title is Manager or above as of your Employment Termination Date, you shall receive sixteen (16) weeks of your weekly base pay.

         (iii) Notwithstanding your title, if you have completed five (5) or more years of service as of your Employment Termination Date, you shall receive severance pay equal to four (4) weeks of your weekly base pay in addition to the severance pay to which you are entitled under subsections (i) or (ii) above.

     Years of service shall be full calendar years measured from your most recent employment commencement date with your Company (and each anniversary thereof); provided that upon your completion of 1 year of service, if you work for 6 months or more in any year thereafter (measured from your most recent employment commencement anniversary date), you will be deemed to have completed a full year of service.

     Weekly base pay is one-half of your bi-monthly pay rate of wages or salary in effect on your Employment Termination Date, excluding all extra pay, including, but not limited to, incentive bonuses, overtime pay, commissions or other allowances, Company contributions to the Company's 401(k) plan and other deferred compensation arrangements and other Company paid benefits.

     Severance payments will be made from the general assets of the Company in a single lump sum after the period has expired for revocation of the Release you must sign to be entitled to severance pay. Severance pay will be subject to any applicable federal, state and local tax withholding requirements.

     All fringe benefits, including health and welfare, pension, life insurance, vacation and personal days, will cease on your Employment Termination Date, regardless of whether severance payments are made after that date.

     If you are rehired by the Company and previously received severance benefits from the Company, years of service prior to your rehire date will not count for purposes of determining any subsequent severance benefits under the Plan.

     If you die before you have received the severance to which you are entitled under the Plan, your severance pay will be paid to the beneficiary you named for purposes of the Company's group term life insurance plan.

     Notwithstanding any provision of the Plan to the contrary, in the discretion of the Company, severance payable under this Plan may be reduced by any and all separation payments or other similar payment required to be made by the Company under federal, state and local laws, including, but not limited to, the Worker Adjustment and Retraining Notification Act, 29 U.S.C. ss. 2101, et. seq. In addition, if you become entitled to a distribution of benefits under the Plan, and if at the time of payment you have outstanding any debt, obligation, or other liability representing an amount owing to the Company (as determined by the Company), including amounts owing on Company credit cards, then in the sole and absolute discretion of the Company, the benefit otherwise distributable may be offset by such amount.

CLAIMS PROCEDURE

ADVERSE BENEFIT DETERMINATIONS
------------------------------

     You may contest the administration of the benefits (but not the level of benefits) under the Plan by completing and filing a written claim for reconsideration with the Plan Administrator within 60 days of your Employment Termination Date. If the Plan Administrator denies your claim in whole or in part, the Plan Administrator will provide notice to you, in writing, within 90 days after the claim is filed, unless the Plan Administrator determines that an extension of time for processing is required. In the event that the Plan Administrator determines that such an extension is required, written notice of the extension will be furnished to you prior to the end of the initial 90-day period. The extension will not exceed a period of 90 days from the end of the initial period of time and the extension notice will indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the benefit decision.

     The written notice of a denial of a claim will set forth, in a manner calculated to be understood by you:

         1.       the specific reason or reasons for the denial;

         2. a reference to the specific Plan provisions on which the denial is based;

         3. a description of any additional material or information necessary for you to perfect the claim and an explanation as to why such information is necessary; and

         4. an explanation of the Plan's claims procedure and the time limits applicable to such procedures, including a statement of your right to bring a civil action under section 502(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") following an adverse benefit determination on appeal.

         APPEAL OF ADVERSE BENEFIT DETERMINATIONS
         ----------------------------------------

     You or your duly authorized representative will have an opportunity to appeal a claim denial to the Plan Administrator for a full and fair review. You or your duly authorized representative may:

         1. request a review upon written notice to the Plan Administrator within 60 days after receipt of a notice of the denial of a claim for benefits;

         2. submit written comments, documents, records, and other information relating to the claim for benefits;

         3. examine the Plan and obtain, upon request and without charge, copies of all documents, records, and other information relevant to your claim for benefits; and

        4. bring a civil action under section 502(a) of ERISA to pursue your claim for benefits.

     The Plan Administrator's review will take into account all comments, documents, records, and other information you submit relating to the claim, without regard to whether such information was submitted or considered by the Plan Administrator in the initial benefit determination. A determination on the review by the Plan Administrator will be made not later than 60 days after receipt of a request for review, unless the Plan Administrator determines that an extension of time for processing is required. In the event that the Plan Administrator determines that such an extension is required, written notice of the extension will be furnished to you prior to the termination of the initial 60-day period. The extension will not exceed a period of 60 days from the end of the initial period and the extension notice will indicate the special circumstances requiring an extension of time and the date on which the Plan Administrator expects to render the determination on review.

     The written determination of the Plan Administrator will set forth, in a manner calculated to be understood by you:

         1.       the specific reason or reasons for the decision;

         2. a reference to the specific Plan provisions on which the decision is based;

         3. your right to receive, upon request and without charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits; and

         4.       a statement of your right to bring a civil action under
                  section 502(a) of ERISA.

     No person may bring an action for any alleged wrongful denial of Plan benefits in a court of law unless the claims procedures set forth above are exhausted and a final determination is made by the Plan Administrator. If you or other interested person challenges a decision of the Plan Administrator, a review by the court of law will be limited to the facts, evidence and issues presented to the Plan Administrator during the claims procedure set forth above. Facts and evidence that become known to you or other interested person after having exhausted the claims procedure must be brought to the attention of the Plan Administrator for reconsideration of the claims determination. Issues not raised with the Plan Administrator will be deemed waived.

PLAN ADMINISTRATION

     The Chief Financial Officer of the Company will be the administrator of the Plan and the named fiduciary of the Plan for purposes of the ERISA. The Chief Financial Officer of the Company may, however, delegate to any person, committee or entity any of its power or duties under the Plan.

     The Plan Administrator will be the sole judge of the application and interpretation of the Plan, and will have the discretionary authority to construe the provisions of the Plan, to resolve disputed issues of fact, and to make determinations regarding eligibility for benefits (other than determinations under "Eligibility" that are reserved to the Company). The decisions of the Plan Administrator in all matters relating to the Plan that are within the scope of its authority (including, but not limited to, eligibility for benefits, Plan interpretations, and disputed issues of fact) will be final and binding on all parties.

SECTION 409A

     If section 409A of the Code applies to this Plan, the Plan will be administered in accordance with the requirements of section 409A, and if and to the extent required by section 409A and applicable guidance, distributions to employees who are "key employees" as described in section 409A(a)(2)(B)(i) shall not begin to be paid until 6 months after the key employee's Employment Termination Date (or if earlier, the date of death of the key employee).

AMENDMENT AND TERMINATION OF THE PLAN

     The Company reserves the right to amend or terminate the Plan, in whole or in part, at any time and for any reason. An amendment to, or termination of, the Plan may discontinue any further payments to a terminated employee. Notwithstanding anything herein to the contrary, the terms of this Plan may not be amended, suspended or terminated, as to Employees then employed by the Company, for a period of one year following a Change of Control, except to increase any benefit then due under the Plan.

ERISA RIGHTS STATEMENT

         As a participant in the plan, you are entitled to certain rights and protections under the ERISA. ERISA provides that all plan participants will be entitled to:

RECEIVE INFORMATION ABOUT YOUR PLAN AND BENEFITS

o Examine, without charge, at the Plan Administrator's office and at other specified locations, such as worksites and union halls, all documents governing the plan, including insurance contracts and collective bargaining agreements, and a copy of the latest annual report (Form 5500 Series) filed by the plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

o Obtain, upon written request to the plan administrator, copies of documents governing the operation of the plan, including insurance contracts and collective bargaining agreements, and copies of the latest annual report (Form 5500 Series) and updated summary plan description. The administrator may make a reasonable charge for the copies.


o Receive a summary of the plan's annual financial report. The plan administrator is required by law to furnish each participant with a copy of this summary annual report.

         PRUDENT ACTIONS BY PLAN FIDUCIARIES
         -----------------------------------

In addition to creating rights for plan participants ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan. The people who operate your plan, called "fiduciaries" of the plan, have a duty to do so prudently and in the interest of you and other plan participants and beneficiaries. No one, including your employer, your union, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a welfare benefit or exercising your rights under ERISA.

ENFORCE YOUR RIGHTS

If your claim for a welfare benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request materials from the plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the plan administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. In addition, if you disagree with the plan's decision or lack thereof concerning the qualified status of a medical child support order, you may file suit in a federal court. If it should happen that the plan fiduciaries misuse the plan's money or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

ASSISTANCE WITH YOUR QUESTIONS

If you have any questions about your plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue NW, Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publication hotline of the Pension and Welfare Benefits Administration.

                                    EXHIBIT A
                                    ----------

                                 FORM OF RELEASE
                                 ---------------


--------------------------------------------------------------------------------
                                     NOTICE
                                     ------

You are hereby advised to consult with an attorney prior to signing this Waiver and General Release. You are being given [21 DAYS] [45 DAYS IF A GROUP TERMINATION] within which to consider whether to sign this Waiver and General Release. In addition, if you sign this confidential Waiver and General Release, you have 7 days following the date on which you sign to revoke the agreement if you so choose. The Waiver and General Release shall not become effective or enforceable until those 7 days have expired.
--------------------------------------------------------------------------------


                           WAIVER AND GENERAL RELEASE
                           --------------------------

1. I, [insert Employee name], have been employed by InKine Pharmaceutical Company, Inc. (the "Company"), and have been notified of my termination from employment effective [INSERT DATE] (the "Termination Date").

2. I understand that the Company wishes to provide me with severance to assist me in my transition from employment with the Company in exchange for my execution of this Waiver and General Release (hereinafter "General Release") of any and all claims against the Company, as set forth below.

3. In exchange for my signing this General Release, and agreeing to be bound by all of its terms, the Company hereby agrees to pay to me, in accordance with the terms of the InKine Pharmaceutical Company, Inc. Severance Pay Plan, beginning within 15 days of the date I execute this General Release, _____________ weeks of severance pay in a lump sum, less all applicable withholding and employment taxes, and other deductions required by law; and

4. I, for and in consideration of the undertakings of the Company set forth herein, and intending to be legally bound, do hereby RELEASE AND FOREVER DISCHARGE the Company, together with its present, past and future officers, directors, employees, partners, and agents; any and all present or future corporate parents, owners, or successors; as well as any and all predecessors, assigns, subsidiaries, heirs, executors and administrators (hereinafter referred to collectively as

         "Releasees") of and from all manner of actions and causes of actions, suits, debts, claims and demands whatsoever in law or in equity, which I ever had, now have, or which my heirs, executors or administrators hereafter may have, by reason of any matter, cause or thing whatsoever, up until the date of my signing of this General Release, including, but not limited to, any claims arising under Title VII of the Civil Rights Act of 1964, 42 U.S.C. ss. 2000e, et seq.; the Civil Rights Act of 1866; the Civil Rights Act of 1991; the Age Discrimination in Employment Act, 29 U.S.C. ss. 621 et seq.; the Americans with Disabilities Act ("ADA"), 42 U.S.C. ss.ss. 12101 et seq.; the Employee Retirement Income Security Act of 1974, 29 U.S.C. ss. 301 et seq., as amended (excepting claims for vested employee benefits, to the extent such vested benefits may exist); , the Family and Medical Leave Act, 29 U.S.C. ss. 2601 et seq., 14-18 of Article 49B of the Maryland Code; (b) the Massachusetts Fair Employment Practices Act, M.G.L. c. 151B, ss. 1 et seq., the Massachusetts Civil Rights Act, M.G.L. c. 12, ss.ss. 11H and 11I, the Massachusetts Equal Rights Act, M.G.L. c. 93, ss. 102 and M.G.L. c. 214, ss. 1C, the Massachusetts Labor and Industries Act, M.G.L. c. 149, ss. 1 et seq., and any other claims under the General Laws of the State of Massachusetts; the New Jersey Conscientious Employee Protection Act, N.J. Stat. Ann. ss. 34:19-1; the New York Human Rights Law; the Pennsylvania Human Rights Act, 43 PA C.S.A. ss.ss. 951, et seq., as amended; the West Virginia Human Rights Act, as amended, and all other federal, state or local laws; any common law claims now or hereafter recognized, including claims for breach of contract; as well as all claims for counsel fees and costs; except that I am not waiving the right file any claim for unemployment or workers' compensation benefits.

5. I agree that I will not disparage the name, business reputation or business practices of any of the Releasees.

6. I expressly agree and understand that the Company does not have and will not have any obligation to provide me at any time in the future with any payments, benefits or considerations other than those recited herein, with the exception of any vested employee benefits to which I may be entitled under Company benefit plans, to the extent such benefits may exist.

7. In further consideration of the undertakings by the Company set forth herein, I agree and recognize that the Company no longer employs me and that my employment relationship with the Company has been permanently and irrevocably severed, and that the Company does not have any obligation, contractual or otherwise, to hire, rehire, or re-employ me in the future.

8. I represent and covenant that I will not communicate or disclose the terms of this General Release to any person other than any federal, state or local taxing authorities, my immediate family, my attorney or attorneys, and my accountant or accountants, who also have agreed, or will be instructed by me to agree, to respect the confidential nature of this General Release.

9. I recognize and agree that my agreement to be bound by the terms of this General Release, and in particular, without limitation, my agreement to be bound by the confidentiality provisions of this General

         Release, is a material inducement to the Company's willingness to enter into this General Release. I also acknowledge that the Company would not have entered into this General Release absent such agreement by me. In the event of any violation of this confidential General Release, and in particular, without limitation, its confidentiality provisions, I recognize and agree that the Company will be entitled to seek any and all appropriate relief, including both legal and equitable remedies, and that such violation will immediately and irreparably harm the Company.

10. I agree and acknowledge that this General Release is not, and shall not be construed to be, an admission of any violation of any federal, state or local statute, ordinance or regulation, or of any duty owed by the Company to me. I also agree and acknowledge that this General Release does not, and shall not be construed to, affect or bear on the validity or enforceability of any prior releases or waivers signed by me.

11.      I hereby certify and acknowledge as follows that:

         a. I have read the terms of this General Release, and I understand its terms and effects, including the fact that I have agreed to RELEASE AND FOREVER DISCHARGE the Releasees from any legal or administrative action based on any event occurring on or before the date I sign this General Release;

         b. I have signed this Agreement voluntarily and knowingly in exchange for the severance pay and benefits described above, which I acknowledge is adequate and satisfactory to me and which I acknowledge is not something to which I otherwise would be entitled;

         c. I have been and am hereby advised in writing to consult with an attorney prior to signing this General Release;

         d. I do not waive rights or claims that may arise after the date I sign this General Release; and

         e. The Company has provided me with [TWENTY-ONE (21) DAYS] [FORTY-FIVE (45) IN THE CASE OF A GROUP TERMINATION] to consider this General Release, and I have signed on the date indicated below after concluding that this General Release is satisfactory to me; and I also acknowledge and recognize that during the seven (7) days after I sign this release, I have the right to revoke this General Release, by giving written notice to the Company to the attention of ________________________. This General Release shall not become enforceable until such 7-day period expires without revocation.

12. I understand that in order to receive the severance pay and benefits identified in this General Release, I must return any and all of the Company's property.

13. I acknowledge that at the time the Company provided me this General Release, the Company also provided me with the attached Schedule A containing information required by the Older Workers Benefit Protection Act.

14. I acknowledge and agree that this General Release supersedes any and all prior agreements or understandings between the parties, and that, except as set forth expressly herein, no promise or representation has been made to me in connection with the termination of my employment relationship, or the terms of this General Release.

15. The terms of this General Release shall be interpreted under the laws of the Commonwealth of Pennsylvania.



AGREED AND ACCEPTED:


________________________________            _______________________________
[Name of Employee]                          Date

                       REDUCTION IN WORK FORCE INFORMATION
                       -----------------------------------


         1. CLASS, UNIT OR GROUP OF INDIVIDUALS COVERED BY REDUCTION IN FORCE:




         2. ELIGIBILITY FACTORS FOR SELECTION OF EMPLOYEES SUBJECT TO REDUCTION IN FORCE:




         3. TIME LIMITS FOR ACCEPTANCE OF SEVERANCE OFFERED IN SEVERANCE AND RELEASE AGREEMENT:


         4. JOB TITLES AND AGES OF ALL INDIVIDUALS SELECTED FOR REDUCTION IN
            FORCE:

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                           JOB TITLE                              AGE
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         5. JOB TITLES AND AGES OF ALL INDIVIDUALS IN SAME JOB CLASSIFICATION OR
            ORGANIZATIONAL UNIT NOT SELECTED FOR REDUCTION IN FORCE:

            ------------------------------------------------- -------------
                           JOB TITLE                              AGE
            ------------------------------------------------- -------------
            ------------------------------------------------- -------------

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